PGi Reports Fourth Quarter and Fiscal Year 2012 Results: Q4 Organic Revenues Grew Over 6%* to $125.8M, Non-GAAP Diluted EPS from Continuing Operations $0.18*

Company Sees Solid Organic Growth and Higher Profitability in 2013

ATLANTA, Feb. 13, 2013 /PRNewswire/ -- Premiere Global Services, Inc. (NYSE: PGI), a global leader in virtual meetings for over 20 years, today announced results for the fourth quarter and fiscal year ended December 31, 2012.

In the fourth quarter of 2012, net revenues increased nearly 6% to $125.8 million, compared to $118.7 million in the fourth quarter of 2011. Diluted EPS from continuing operations was $0.20 in the fourth quarter of 2012, compared to $0.07 in the fourth quarter of 2011. Non-GAAP diluted EPS from continuing operations was $0.18* in the fourth quarter of 2012, compared to $0.18* in the fourth quarter of 2011.

"We are pleased with our solid financial performance in 2012, as we continued to grow across all regions and product lines and to generate operating leverage in our business," said Boland T. Jones, PGi founder, chairman and CEO. "Last year, we also made meaningful strategic progress in transitioning PGi toward a software as a service model, with increasing momentum of our next-generation virtual meeting solutions, iMeet® and GlobalMeet®, in the global market."

"This year, we plan to continue to enhance our suite of PGi software products that will open new market opportunities and further position PGi as a global leader in business collaboration. We are optimistic in our outlook, and we see 2013 as another year of solid organic growth and higher profitability for PGi."

2012 Financial Results
In 2012, net revenues increased 6.6% to $505.3 million, compared to $473.8 million in 2011. Diluted EPS from continuing operations was $0.58 in 2012, compared to diluted EPS from continuing operations of $0.34 in 2011. Non-GAAP diluted EPS from continuing operations increased 17.7% to $0.73* in 2012, compared to non-GAAP diluted EPS from continuing operations of $0.62* in 2011.

2012 Accomplishments

  Reported our highest annual organic revenue growth in four years, with organic revenue increasing 7.5%* as compared to 2011;
  Reported non-GAAP diluted EPS from continuing operations growth of nearly 18%* as compared to 2011;
  Grew total meetings hosted by nearly 30% as compared to 2011;
  More than doubled the revenue run-rate from iMeet and GlobalMeet, exiting 2012 with an annual revenue run-rate of nearly $23 million from these solutions;
  Earned multiple awards and accolades for our product innovation, including:
    iMeet awarded Silver for Best New Product by Edison Awards;
    PGi awarded the Silver Stevie® Award for Most Innovative Tech Company of the Year by the American Business AwardsSM;
    PGi awarded the Bronze Stevie® Award for Most Innovative Company of the Year in Canada and the U.S.A. by the International Business AwardsSM; and
    PGi named one of the InformationWeek® Top 250 Innovators of the Year.
  Announced a multi-year, multi-million dollar strategic alliance with Deutsche Telekom, naming the integrated telecommunications company as the exclusive reseller of iMeet in Germany;
  Announced a multi-year strategic alliance with eircom, Ireland's leading provider of fixed and mobile telecommunications, who will offer PGi's entire suite of conferencing solutions, including iMeet and GlobalMeet, to its business customers;
  Established a new open market share repurchase program for up to 5.0 million shares of our common stock; and
  Repurchased nearly 3.2 million shares of common stock in the open market under our prior share repurchase plan.

Financial Outlook
The following statements are based on PGi's current expectations. These statements contain forward-looking statements and company estimates, and actual results may differ materially. PGi assumes no duty to update any forward-looking statements made in this press release.

Based on current business trends and current foreign currency exchange rates, PGi anticipates net revenues from continuing operations in 2013 will be in the range of $525-$535 million and non-GAAP diluted EPS from continuing operations will be in the range of $0.81-$0.85*.

PGi will host a conference call today at 5:00 p.m., Eastern Time, to discuss these results. To participate in the call, please dial-in to the appropriate number 5-10 minutes prior to the scheduled start time: (888) 278-8475 (U.S. and Canada) or (913) 312-0390 (International). The conference call will simultaneously be webcast. Please visit www.pgi.com for webcast details and conference call replay information, as well as the webcast archive and the text of the earnings release, including the financial and statistical information to be presented during the call.

* Non-GAAP Financial Measures
To supplement the company's consolidated financial statements presented in accordance with GAAP, we have included the following non-GAAP measures of financial performance: non-GAAP operating income, non-GAAP net income from continuing operations, non-GAAP diluted net income per share (EPS) from continuing operations and organic growth. The company has also included these non-GAAP measures, as well as net revenues and segment net revenues, on a constant currency basis. Management uses these measures internally as a means of analyzing the company's current and future financial performance and identifying trends in our financial condition and results of operations. We have provided this information to investors to assist in meaningful comparisons of past, present and future operating results and to assist in highlighting the results of ongoing core operations. Please see the table attached for calculation of these non-GAAP financial measures and for reconciliation to the most directly comparable GAAP measures. These non-GAAP financial measures may differ materially from comparable or similarly titled measures provided by other companies and should be considered in addition to, not as a substitute for or superior to, measures of financial performance prepared in accordance with GAAP.

About Premiere Global Services, Inc. | PGi
PGi has been a global leader in virtual meetings for over 20 years. Our cloud-based solutions deliver multi-point, real-time virtual collaboration using video, voice and file sharing technologies. PGi solutions are available via desktops, tablets or mobile devices, helping businesses worldwide be more productive, mobile and green. PGi has a global presence in 25 countries and an established base of over 40,000 enterprise customers, including 75% of the Fortune 100™. In the last five years, PGi has hosted nearly one billion people from 137 countries in over 200 million meetings. For more information, visit PGi at http://www.pgi.com.

Statements made in this press release, other than those concerning historical information, should be considered forward-looking and subject to various risks and uncertainties. Such forward-looking statements are made pursuant to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995 and are made based on management's current expectations or beliefs as well as assumptions made by, and information currently available to, management. A variety of factors could cause actual results to differ materially from those anticipated in Premiere Global Services, Inc.'s forward-looking statements, including, but not limited to, the following factors: competitive pressures, including pricing pressures; technological changes and the development of alternatives to our services; market acceptance of new cloud-based, virtual meeting services, including our iMeet® and GlobalMeet® services; our ability to attract new customers and to retain and further penetrate our existing customers; risks associated with challenging global economic conditions; price increases from our telecommunications service providers; service interruptions and network downtime; technological obsolescence and our ability to upgrade our equipment or increase our network capacity; concerns regarding the security of transactions; future write-downs of goodwill or other intangible assets; greater than anticipated tax liabilities; restructuring and cost reduction initiatives and the market reaction thereto; our level of indebtedness; risks associated with acquisitions and divestitures; the impact of the sale of our PGiSend business; our ability to protect our intellectual property rights, including possible adverse results of litigation or infringement claims; regulatory or legislative changes, including further government regulations applicable to traditional telecommunications service providers and data privacy; risks associated with international operations and market expansion, including fluctuations in foreign currency exchange rates; and other factors described from time to time in our press releases, reports and other filings with the Securities and Exchange Commission, including but not limited to the "Risk Factors" section of our Annual Report on Form 10-K for the year ended December 31, 2011. All forward-looking statements attributable to us or a person acting on our behalf are expressly qualified in their entirety by this cautionary statement.

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PREMIERE GLOBAL SERVICES, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2012	2011	2012	2011
	(Unaudited)		(Unaudited)

Net revenues	$ 125,771	$ 118,735	$ 505,281	$ 473,834
Operating expenses:
Cost of revenues (exclusive of depreciation and amortization shown
separately below)	54,110	49,227	215,154	195,822
Selling and marketing	31,875	31,492	130,631	134,018
General and administrative (exclusive of expenses
shown separately below)	16,342	14,767	63,412	57,176
Research and development	3,741	2,784	14,349	11,521
Excise and sales tax expense	203	-	321	352
Depreciation	8,275	7,659	32,482	30,831
Amortization	742	1,304	3,981	6,365
Restructuring costs	(91)	809	612	847
Asset impairments	138	340	879	456
Net legal settlements and related expenses	183	375	2,034	490
Total operating expenses	115,518	108,757	463,855	437,878

Operating income	10,253	9,978	41,426	35,956

Other (expense) income:
Interest expense	(1,763)	(3,573)	(7,167)	(9,954)
Interest income	30	12	49	46
Other, net	(277)	(339)	(808)	(574)
Total other expense	(2,010)	(3,900)	(7,926)	(10,482)

Income from continuing operations before income taxes	8,243	6,078	33,500	25,474
Income tax (benefit) expense	(1,173)	2,797	5,445	8,586
Net income from continuing operations	9,416	3,281	28,055	16,888

(Loss) income from discontinued operations, net of taxes	(131)	(2,194)	(465)	4,546

Net income	$ 9,285	$ 1,087	$ 27,590	$ 21,434

BASIC WEIGHTED-AVERAGE SHARES OUTSTANDING	46,546	48,540	47,596	49,619

Basic net income (loss) per share (1)
Continuing operations	$ 0.20	$ 0.07	$ 0.59	$ 0.34
Discontinued operations	-	(0.05)	(0.01)	0.09
Net income per share	$ 0.20	$ 0.02	$ 0.58	$ 0.43

DILUTED WEIGHTED-AVERAGE SHARES OUTSTANDING	47,103	48,970	48,092	49,971

Diluted net income (loss) per share (1)
Continuing operations	$ 0.20	$ 0.07	$ 0.58	$ 0.34
Discontinued operations	-	(0.04)	(0.01)	0.09
Net income per share	$ 0.20	$ 0.02	$ 0.57	$ 0.43

(1)	Column totals may not sum due to the effect of rounding on EPS.

PREMIERE GLOBAL SERVICES, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands, except share data)

	December 31,	December 31,
	2012	2011
	(Unaudited)
ASSETS
CURRENT ASSETS
Cash and equivalents	$ 20,976	$ 32,033
Accounts receivable (less allowances of $834 and $613, respectively)	75,149	72,518
Prepaid expenses and other current assets	18,245	13,906
Income taxes receivable	1,272	1,739
Deferred income taxes, net	2,566	1,090
Total current assets	118,208	121,286

PROPERTY AND EQUIPMENT, NET	104,613	103,449

OTHER ASSETS
Goodwill	297,773	295,690
Intangibles, net of amortization	7,384	10,906
Deferred income taxes, net	5,848	3,474
Other assets	7,942	8,016
TOTAL ASSETS	$ 541,768	$ 542,821

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES
Accounts payable	$ 48,166	$ 42,589
Income taxes payable	1,116	962
Accrued taxes, other than income taxes	4,333	3,611
Accrued expenses	32,093	28,999
Current maturities of long-term debt and capital lease obligations	3,137	3,845
Accrued restructuring costs	1,040	2,287
Deferred income taxes, net	15	386
Total current liabilities	89,900	82,679

LONG-TERM LIABILITIES
Long-term debt and capital lease obligations	179,832	195,963
Accrued restructuring costs	117	1,410
Accrued expenses	19,661	17,249
Deferred income taxes, net	54	1,783
Total long-term liabilities	199,664	216,405

SHAREHOLDERS' EQUITY
Common stock, $0.01 par value; 150,000,000 shares authorized,
47,745,592 and 50,144,703 shares issued and outstanding, respectively	477	501
Additional paid-in capital	453,621	475,013
Accumulated other comprehensive gain	13,102	10,809
Accumulated deficit	(214,996)	(242,586)
Total shareholders' equity	252,204	243,737
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$ 541,768	$ 542,821

PREMIERE GLOBAL SERVICES, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	Twelve Months Ended
	December 31,
	2012	2011
	(Unaudited)
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$ 27,590	$ 21,434
Loss (income) from discontinued operations, net of taxes	465	(4,546)
Net income from continuing operations	28,055	16,888
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	32,482	30,831
Amortization	3,981	6,365
Amortization of debt issuance costs	592	926
Write-off of unamortized debt issuance costs	-	743
Net legal settlements and related expenses	2,034	399
Payments for legal settlements and related expenses	(1,512)	(246)
Deferred income taxes	(5,333)	2,388
Restructuring costs	612	847
Payments for restructuring costs	(3,213)	(6,779)
Asset impairments	879	456
Equity-based compensation	8,074	6,757
Excess tax benefits from share-based payment arrangements	(367)	-
Provision for doubtful accounts	1,089	626
Changes in assets and liabilities, net of effect of acquisitions and dispositions:
Accounts receivable, net	(3,581)	(8,937)
Other assets and liabilities	(2,404)	3,900
Accounts payable and accrued expenses	9,133	3,565
Net cash provided by operating activities from continuing operations	70,521	58,729
Net cash used in operating activities from discontinued operations	(672)	(792)
Net cash provided by operating activities	69,849	57,937

CASH FLOWS FROM INVESTING ACTIVITIES
Capital expenditures	(32,338)	(30,100)
Other investing activities	(1,273)	(1,709)
Business dispositions	-	1,902
Net cash used in investing activities from continuing operations	(33,611)	(29,907)
Net cash used in investing activities from discontinued operations	(60)	(276)
Net cash used in investing activities	(33,671)	(30,183)

CASH FLOWS FROM FINANCING ACTIVITIES
Principal payments under borrowing arrangements	(94,655)	(70,793)
Proceeds from borrowing arrangements	75,929	85,971
Payments of debt issuance costs	(23)	(1,469)
Excess tax benefits of share-based payment arrangements	367	-
Purchase of treasury stock, at cost	(29,915)	(23,852)
Exercise of stock options	932	614
Net cash used in financing activities from continuing operations	(47,365)	(9,529)
Net cash used in financing activities from discontinued operations	-	(140)
Net cash used in financing activities	(47,365)	(9,669)

Effect of exchange rate changes on cash and equivalents	130	(1,153)

NET (DECREASE) INCREASE IN CASH AND EQUIVALENTS	(11,057)	16,932
CASH AND EQUIVALENTS, beginning of period	32,033	15,101
CASH AND EQUIVALENTS, end of period	$ 20,976	$ 32,033

PREMIERE GLOBAL SERVICES, INC. AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(in thousands, except per share data)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2012	2011	2012	2011
	(Unaudited)		(Unaudited)
Non-GAAP Operating Income (1)
Operating income, as reported	$ 10,253	$ 9,978	$ 41,426	$ 35,956
Restructuring costs	(91)	809	612	847
Excise and sales tax expense	203	-	321	352
Asset impairments	138	340	879	456
Net legal settlements and related expenses	183	375	2,034	490
Equity-based compensation	1,961	1,548	8,074	6,757
Amortization	742	1,304	3,981	6,365
Non-GAAP operating income	$ 13,389	$ 14,354	$ 57,327	$ 51,223

Non-GAAP Net Income from Continuing Operations (1)
Net income from continuing operations, as reported	$ 9,416	$ 3,281	$ 28,055	$ 16,888
Elimination of non-recurring tax adjustments	(3,376)	1,217	(4,354)	1,672
Restructuring costs	(67)	599	433	617
Excise and sales tax expense	149	-	227	256
Excise and sales tax interest	-	-	-	117
Asset impairments	101	252	622	332
Net legal settlements and related expenses	134	278	1,439	357
Equity-based compensation	1,437	1,146	5,712	4,923
Amortization	544	965	2,817	4,638
Debt refinance costs and other non-recurring interest	-	978	-	962
Non-GAAP net income from continuing operations	$ 8,338	$ 8,716	$ 34,951	$ 30,762

Non-GAAP Diluted EPS from Continuing Operations (1) (2)
Diluted net income per share from continuing operations, as reported	$ 0.20	$ 0.07	$ 0.58	$ 0.34
Elimination of non-recurring tax adjustments	(0.07)	0.02	(0.09)	0.03
Restructuring costs	-	0.01	0.01	0.01
Excise and sales tax expense	-	-	-	0.01
Excise and sales tax interest	-	-	-	-
Asset impairments	-	0.01	0.01	0.01
Net legal settlements and related expenses	-	0.01	0.03	0.01
Equity-based compensation	0.03	0.02	0.12	0.10
Amortization	0.01	0.02	0.06	0.09
Debt refinance costs and other non-recurring interest	-	0.02	-	0.02
Non-GAAP diluted EPS from continuing operations	$ 0.18	$ 0.18	$ 0.73	$ 0.62

(1)

Management believes that presenting non-GAAP operating income, non-GAAP net income from continuing operations and non-GAAP diluted EPS from continuing operations provide useful information regarding underlying trends in the company's continuing operations. Management expects equity-based compensation and amortization expenses to be recurring costs and presents non-GAAP net income from continuing operations and non-GAAP diluted EPS from continuing operations to exclude these non-cash items as well as non-recurring items that are unrelated to the company's ongoing operations, including non-recurring tax adjustments, restructuring costs, excise and sales tax expense, excise and sales tax company's ongoing operations, including non-recurring tax adjustments, restructuring costs, excise and sales tax expense, excise and sales tax interest, asset impairments, net legal settlements and related expenses and debt refinance costs and other non-recurring interest. These non-cash and non-recurring items are presented net of taxes for non-GAAP net income from continuing operations and non-GAAP diluted EPS from continuing operations.

(2)	Column totals may not sum due to the effect of rounding on EPS.

PREMIERE GLOBAL SERVICES, INC. AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
CONSTANT CURRENCY ADJUSTMENTS AND ORGANIC GROWTH

Prior Year Quarter Constant Currency Adjustments (3)

			Impact of
		Q4 - 12 (Constant currency)	fluctuations in foreign currency exchange rates	Q4 - 12 (Actual)
		(Unaudited, in thousands, except per share data)

	Net Revenues	$ 125,988	$(217)	$ 125,771
	North America Net Revenue	$ 82,477	$102	$ 82,579
	Europe Net Revenue	$ 27,730	$(302)	$ 27,428
	Asia Pacific Net Revenue	$ 15,781	$(17)	$ 15,764
	Non-GAAP Operating Income	$ 13,379	$10	$ 13,389
	Non-GAAP Net Income from Continuing Operations	$ 8,247	$91	$ 8,338
	Non-GAAP Diluted EPS from Continuing Operations	$ 0.18	$-	$ 0.18

(3)	Management also presents the non-GAAP financial measures described under note 1 above, as well as net revenues and segment net revenue,
	on a constant currency basis compared to the same quarter in the previous year to exclude the effects of foreign currency exchange rates, which
	are not completely within management's control, in order to facilitate period-to-period comparison of the company's financial results
	without the distortion of these fluctuations. These constant currency adjustments convert current quarter results using
	prior period (Q4 - 11) average exchange rates.

Sequential Quarter Constant Currency Adjustments (4)

			Impact of
		Q4 - 12 (Constant currency)	fluctuations in foreign currency exchange rates	Q4 - 12 (Actual)
		(Unaudited, in thousands)

	Net Revenues	$ 125,313	$ 458	$ 125,771

(4)	Management also presents net revenues on a constant currency basis compared to the prior quarter to exclude the effects of foreign
	currency exchange rates, which are not completely within management's control, in order to facilitate period-to-period comparison of
	the company's financial results without the distortion of these fluctuations. These constant currency adjustments convert current
	quarter results using prior period (Q3 - 12) average exchange rates.

Organic Growth (5)

		December 31, 2011	Impact of fluctuations in foreign currency exchange rates	Organic net revenue growth	December 31, 2012	Organic net revenue growth rate
		(Unaudited, in thousands, except percentages)

	Net Revenues, Three Months Ended	$ 118,735	$ (217)	$ 7,253	$ 125,771	6.1%

	Net Revenues, Twelve Months Ended	$ 473,834	$ (4,082)	$ 35,529	$ 505,281	7.5%

(5)	Management defines "organic growth" as revenue changes excluding the impact of foreign currency exchange rate fluctuations and acquisitions made
	during the periods presented and presents this non-GAAP financial measure to exclude the effect of these items that are not completely within
	management's control, such as foreign currency exchange rate fluctuations, or do not reflect the company's ongoing core operations or underlying
	growth, such as acquisitions. The Company did not make any acquisitions during the period presented.

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